EXHIBIT 99.1

MercadoLibre, Inc. Reports Financial Results for Second Quarter 2012

* Items sold during Q2'12 increased by 35.6% year-over-year to 15.8 million

* Net Revenues in Q2'12 grew to 88.8 million, a 47.1% growth in local currencies

* Q2'12 net income increased to $25.4 million, a 90.8% growth in local currencies

BUENOS AIRES, Argentina, Aug. 2, 2012 (GLOBE NEWSWIRE) -- MercadoLibre, Inc. (Nasdaq:MELI) (http://www.mercadolibre.com), Latin America's leading e-commerce technology company, today reported financial results for the second quarter ended June 30, 2012.

Marcos Galperin, President and Chief Executive Officer of MercadoLibre, Inc., commented, "Wrapping up the first half of 2012 I am very pleased with our solid performance, achieved despite currency and macro headwinds, confirming the strong secular tailwinds behind e-commerce growth, as well as our solid execution on top of a flexible business model that captures this growth through multiple channels. We are more focused than ever on building for the long term, growing our user base by providing them with a great experience, and with the new solutions they require, convinced that this is the right way to generate value going forward."

Financial Results Summary

MercadoLibre reported consolidated net revenues for the three months ended June 30, 2012 of $88.8 million, representing a year-over-year growth of 28.1% in USD, and 47.1% in local currencies.

For the three months ended June 30, 2012, gross merchandise volume grew 21.7% year-over-year to $1,299.2 million, while total payment volume grew 39.1% year-over-year to $411.6 million. In local currencies, gross merchandise volume grew 37.3% year-over-year, while payment volume grew 64.4% year-over-year.

Items sold on MercadoLibre during the second quarter 2012 increased 35.6% to 15.8 million, while total payments transactions through MercadoPago increased 78.5% to 5.5 million.

Gross profit for the second quarter of 2012 was $65.0 million, a 23.9% increase over the previous year quarter. Gross profit margin for the period was 73.1%, down from 75.6% during the second quarter of 2011, driven primarily by the growth in the lower margin payment business.

Total operating expenses during the second quarter 2012 were $33.1 million, a 7.1% increase over the previous year quarter. Total operating expenses as percentage of net revenues for the second quarter of 2012 were 37.2%, down from 44.5% for the same quarter one year earlier.

Strong operating expense leverage led to Income from operations for the second quarter 2012 of $31.9 million, representing a year-over-year growth of 47.9% in USD, and 66.4% in local currencies. Operating income margin for the period was 35.9%, up from 31.1% during the second quarter of 2011.

Net income before taxes was $35.1 million, an increase of 56.4% over the second quarter of 2011. The blended tax rate for the quarter was of 27.7%, as compared to 34.0% during the same quarter one year earlier.

Net income for the three months ended June 30, 2012, increased 71.3% year-over-year to $25.4 million, a local currency growth of 90.8%. Net income margin was 28.6% for the second quarter of 2012, compared to 21.4% for the same period last year. Earnings per share for the second quarter of 2012 were $0.57 compared to $0.34 for the prior year quarter.

Free cash flow, defined as cash from operating activities less payment for the acquisition of property, equipment and intangible assets, was $33.5 million for the three months ended June 30, 2012.

The following table summarizes certain key performance metrics for the three months ended June 30, 2012 and 2011.

Three month ended June 30, (in MM)	2012	2011	%YoY	%YoY Constant USD
Total confirmed registered users at the end of period	73.2	58.4	25.3%	--
New confirmed registered users during the period	3.7	2.8	30.5%	--
Gross merchandise volume	$ 1,299.2	$ 1,067.8	21.7%	37.3%
Items sold	15.8	11.6	35.6%	--
Total payments volume	$ 411.6	$ 295.8	39.1%	64.4%
Total payments transactions	5.5	3.1	78.5%	--

Table of Year-on-Year Local Currency Revenue Growth Rates by Quarter

	YoY Growth rates at previous years exchange rates
Consolidated Net Revenues
	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12
Brazil	15%	38%	39%	29%	36%
Argentina	37%	55%	70%	85%	81%
Mexico	7%	14%	31%	35%	30%
Venezuela	39%	57%	64%	66%	72%
Others	32%	37%	35%	34%	30%
Total	22%	41%	46%	44%	47%

Conference Call and Webcast

The Company will host a conference call and audio webcast on August 2, 2012 at 4:30 p.m. Eastern Time. The conference call may be accessed by dialing +(970) 315-0420 or +(877) 303-7209 (Conference ID 13764311) and requesting inclusion in the call for MercadoLibre. The live conference call can be accessed via audio webcast at the investor relations section of the Company's website, at http://investor.mercadolibre.com. An archive of the webcast will be available for one week following the conclusion of the conference call.

Definition of Selected Operational Metrics

Total confirmed registered users – Measure of the cumulative number of users who have registered on the MercadoLibre Marketplace and confirmed their registration.

New confirmed registered users – Measure of the number of new users who have registered on the MercadoLibre Marketplace and confirmed their registration.

Gross merchandise volume – Measure of the total U.S. dollar sum of all transactions completed through the MercadoLibre Marketplace, excluding motor vehicles, vessels, aircraft, real estate, and services.

Items sold – Measure of the number of items sold/purchased through the MercadoLibre Marketplace.

Total payment volume – Measure of total U.S. dollar sum of all transactions paid for using MercadoPago.

Total payment transactions – Measure of the number of all payment completed transactions using MercadoPago.

Operating margin – Defined as income from operations as a percentage of net revenues.

Blended tax rate – Defined as income and asset tax expense as a percentage of income before income and asset tax.

Net income margin – Defined as net income as a percentage of net revenues.

Free Cash Flow – Defined as cash flows from operating activities less property, equipment and intangible asset.

Local Currency Growth Rates – Calculated by using the average monthly exchange rate for each month during the previous year and applying it to the corresponding month in the current year, so as to calculate what the growth would have been had exchange rates been the same throughout both periods.

About MercadoLibre

Founded in 1999, MercadoLibre is Latin America's leading e-commerce technology company. Through its primary platforms, MercadoLibre.com and MercadoPago.com, it provides solutions to individuals and companies buying, selling, advertising, and paying for goods and services online.

MercadoLibre.com serves millions of users and creates a market for a wide variety of goods and services in an easy, safe and efficient way. The site is among the top 50 in the world in terms of page views and is the leading retail platform in unique visitors in each country in which it operates according to metrics provided by comScore Networks. MercadoLibre maintains a leadership position in 12 Latin American countries. The Company is listed on NASDAQ (Nasdaq:MELI) following its initial public offering in 2007.

For more information about the company visit: http://investor.mercadolibre.com.

The MercadoLibre, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4193

Consolidated balance sheets
	June 30,	December 31,
	2012	2011
	(Unaudited)	(Audited)
Assets
Current assets:
Cash and cash equivalents	$ 87,595,730	$ 67,381,677
Short-term investments	83,016,176	74,928,620
Accounts receivable, net	16,559,972	16,815,087
Credits Cards Receivables	28,021,663	23,855,689
Prepaid expenses	1,940,811	1,269,594
Deferred tax assets	9,366,084	9,131,638
Other assets	7,043,968	6,863,250
Total current assets	233,544,404	200,245,555
Non-current assets:
Long-term investments	49,571,882	43,933,316
Property and equipment, net	35,103,153	30,877,719
Goodwill, net	61,112,402	62,093,948
Intangible assets, net	7,622,698	6,494,857
Deferred tax assets	5,965,641	6,491,646
Other assets	5,631,553	5,794,395
Total non-current assets	165,007,329	155,685,881
Total assets	$ 398,551,733	$ 355,931,436

Liabilities and Equity
Current liabilities:
Accounts payable and accrued expenses	$ 24,303,699	$ 20,251,313
Funds payable to customers	77,697,708	69,216,185
Salaries and social security payable	14,723,722	13,525,293
Taxes payable	10,346,811	11,633,178
Loans payable and other financial liabilities	146,604	146,194
Dividends payable	4,812,036	3,531,362
Total current liabilities	132,030,580	118,303,525
Non-current liabilities:
Salaries and social security payable	3,818,275	3,844,172
Loans payable and other financial liabilities	94,093	136,227
Deferred tax liabilities	8,554,494	8,670,606
Other liabilities	2,213,237	1,797,890
Total non-current liabilities	14,680,099	14,448,895
Total liabilities	$ 146,710,679	$ 132,752,420
Commitments and contingencies
Redeemable noncontrolling interest	$ 4,000,000	$ 4,000,000
Equity:
Common stock, $0.001 par value, 110,000,000 shares authorized, 44,148,720 and 44,142,020 shares issued and outstanding at June 30, 2012 and December 31, 2011, respectively	$ 44,149	$ 44,142
Additional paid-in capital	120,465,461	120,452,032
Retained earnings	171,253,118	135,726,188
Accumulated other comprehensive loss	(43,921,674)	(37,043,346)
Total Equity	247,841,054	219,179,016
Total liabilities, redeemable noncontrolling interest and equity	$ 398,551,733	$ 355,931,436

Consolidated statements of income
	Six Months Ended June 30,		Three Months Ended June 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Net revenues	$ 172,580,065	$130,837,828	$ 88,844,059	$69,378,160
Cost of net revenues	(44,989,178)	(31,270,822)	(23,892,881)	(16,939,118)
Gross profit	127,590,887	99,567,006	64,951,178	52,439,042

Operating expenses:
Product and technology development	(13,719,892)	(10,675,783)	(6,133,819)	(5,518,892)
Sales and marketing	(34,233,040)	(28,865,357)	(16,805,362)	(15,636,413)
General and administrative	(22,822,289)	(19,183,316)	(10,127,077)	(9,732,340)
Total operating expenses	(70,775,221)	(58,724,456)	(33,066,258)	(30,887,645)
Income from operations	56,815,666	40,842,550	31,884,920	21,551,397

Other income (expenses):
Interest income and other financial gains	6,070,862	4,123,668	2,982,303	2,249,898
Interest expense and other financial losses	(551,617)	(1,509,769)	(474,300)	(880,819)
Foreign currency (loss) gains	(283,969)	(1,203,369)	749,008	(702,714)
Other income / (loss), net	(11,263)	260,441	(7,009)	240,097
Net income before income / asset tax expense	62,039,679	42,513,521	35,134,922	22,457,859

Income / asset tax expense	(17,007,817)	(13,635,062)	(9,740,098)	(7,637,033)
Net income	$ 45,031,862	$ 28,878,459	$ 25,394,824	$14,820,826

Less: Net Income attributable to Noncontrolling Interest	18,060	--	15,632	--
Net income attributable to MercadoLibre, Inc.	$ 45,013,802	$ 28,878,459	$ 25,379,192	$14,820,826

	Six Months Ended June 30,		Three Months Ended June 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Basic EPS
Basic net income attributable to MercadoLibre, Inc. per common share	$ 1.02	$ 0.65	$ 0.57	$ 0.34
Weighted average shares	44,145,038	44,134,763	44,147,999	44,138,105

Diluted EPS
Diluted net income attributable to MercadoLibre, Inc. per common share	$ 1.02	$ 0.65	$ 0.57	$ 0.34
Weighted average shares	44,149,178	44,149,911	44,152,133	44,152,296

Consolidated statements of cash flows
	Six Months Ended June 30,
	2012	2011
	(Unaudited)
Cash flows from operations:
Net income attributable to MercadoLibre, Inc.	$ 45,013,802	$ 28,878,459
Adjustments to reconcile net income to net cash provided by operating activities:
Net Income attributable to Noncontrolling Interest	18,060	--
Depreciation and amortization	4,057,471	3,305,795
Accrued interest	(2,611,913)	(2,353,234)
LTRP accrued compensation	2,202,842	2,303,542
Deferred income taxes	145,970	1,484,213
Changes in assets and liabilities:
Accounts receivable	(3,034,916)	(164,556)
Credit Card Receivables	(5,810,748)	(1,779,329)
Prepaid expenses	(730,975)	(393,477)
Other assets	(453,355)	1,067,637
Accounts payable and accrued expenses	5,682,625	(5,766,185)
Funds payable to customers	13,461,760	6,718,843
Other liabilities	548,167	430,606
Net cash provided by operating activities	58,488,790	33,732,314
Cash flows from investing activities:
Purchase of investments	(205,377,324)	(200,995,988)
Proceeds from sale and maturity of investments	186,841,187	171,094,260
Purchases of intangible assets	(1,390,738)	(108,823)
Purchases of property and equipment	(8,323,905)	(13,247,416)
Net cash used in investing activities	(28,250,780)	(43,257,967)
Cash flows from financing activities:
Dividends paid	(8,343,398)	(3,530,510)
Stock options exercised	2,400	10,706
Net cash provided in financing activities	(8,340,998)	(3,519,804)
Effect of exchange rate changes on cash and cash equivalents	(1,682,959)	465,123
Net increase in cash and cash equivalents	20,214,053	(12,580,334)
Cash and cash equivalents, beginning of the period	67,381,677	56,830,466
Cash and cash equivalents, end of the period	$ 87,595,730	$ 44,250,132

	Six Months Ended June 30,
	2012	2011
	(Unaudited)
Supplemental cash flow information:
Cash paid for interest	$ 34,218	$ 26,426
Cash paid for income and asset taxes	$ 19,037,776	$ 14,806,871

Financial results of reporting segments
	Three Months Ended June 30, 2012
	Brazil	Argentina	Mexico	Venezuela	Other Countries	Total

Net revenues	$ 44,205,857	$ 20,561,213	$6,046,812	$ 12,417,318	$ 5,612,859	$88,844,059
Direct costs	(25,066,435)	(9,543,476)	(3,269,574)	(3,728,913)	(2,896,426)	(44,504,824)
Direct contribution	19,139,422	11,017,737	2,777,238	8,688,405	2,716,433	44,339,235

Operating expenses and indirect costs of net revenues						(12,454,315)
Income from operations						31,884,920

Other income (expenses):
Interest income and other financial gains						2,982,303
Interest expense and other financial results						(474,300)
Foreign currency gains						749,008
Other losses, net						(7,009)
Net income before income / asset tax expense						$35,134,922

	Three Months Ended June 30, 2011
	Brazil	Argentina	Mexico	Venezuela	Other Countries	Total

Net revenues	$ 39,932,132	$ 12,391,873	$5,370,095	$ 7,234,940	$ 4,449,120	$69,378,160
Direct costs	(23,926,947)	(5,153,807)	(2,982,020)	(2,847,197)	(2,493,570)	(37,403,541)
Direct contribution	16,005,185	7,238,066	2,388,075	4,387,743	1,955,550	31,974,619

Operating expenses and indirect costs of net revenues						(10,423,222)
Income from operations						21,551,397

Other income (expenses):
Interest income and other financial gains						2,249,898
Interest expense and other financial results						(880,819)
Foreign currency loss						(702,714)
Other income, net						240,097
Net income before income / asset tax expense						$22,457,859

	Six Months Ended June 30, 2012
	Brazil	Argentina	Mexico	Venezuela	Other Countries	Total

Net revenues	$86,370,511	$ 38,677,682	$12,630,678	$ 23,658,890	$ 11,242,304	$ 172,580,065
Direct costs	(50,809,649)	(17,666,411)	(6,916,211)	(8,576,248)	(5,712,094)	(89,680,613)
Direct contribution	35,560,862	21,011,271	5,714,467	15,082,642	5,530,210	82,899,452

Operating expenses and indirect costs of net revenues						(26,083,786)
Income from operations						56,815,666

Other income (expenses):
Interest income and other financial gains						6,070,862
Interest expense and other financial results						(551,617)
Foreign currency loss						(283,969)
Other loss, net						(11,263)
Net income before income / asset tax expense						$ 62,039,679

	Six Months Ended June 30, 2011
	Brazil	Argentina	Mexico	Venezuela	Other Countries	Total

Net revenues	$74,655,327	$ 22,971,805	$10,604,428	$ 14,005,393	$ 8,600,875	$ 130,837,828
Direct costs	(44,002,555)	(9,580,905)	(5,698,379)	(5,916,936)	(4,593,885)	$ (69,792,660)
Direct contribution	30,652,772	13,390,900	4,906,049	8,088,457	4,006,990	61,045,168

Operating expenses and indirect costs of net revenues						(20,202,618)
Income from operations						40,842,550

Other income (expenses):
Interest income and other financial gains						4,123,668
Interest expense and other financial results						(1,509,769)
Foreign currency loss						(1,203,369)
Other income, net						260,441
Net income before income / asset tax expense						42,513,521.35

CONTACT: MercadoLibre, Inc.
         Investor Relations
         investor@mercadolibre.com
         http://investor.mercadolibre.com